CURTISS WRIGHT



2Q 2012 Earnings Conference Call





Technologies that Matter

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of Second Quarter 2012 Results

- Sales growth of 4% aided by strong demand in commercial aerospace and includes recent acquisitions
- Operating Income increased 10% excluding restructuring charges and AP1000 strategic investments
- Diluted EPS of $0.48, up 5% excluding aforementioned charges to operating income
- Strategic diversification and solid growth in commercial markets limit impact of slower defense markets
- Implementing restructuring and cost reduction initiatives to drive long-term profitability
- Solid new order activity, particularly in naval defense and commercial aerospace

Second Quarter 2012 Results (Continuing Operations)

($ in Millions)	Second Quarter 2012	% Change vs. Prior Yr
Sales:		
Flow Control	$ 274.7	3%
Motion Control	181.1	3%
Metal Treatment	70.6	13%
Total Sales	**$ 526.4**	**4%**
Operating Income:		
Flow Control	$ 18.6	(30%)
Motion Control	23.5	25%
Metal Treatment	5.9	(22%)
Total Segments	**$ 48.1**	(9.3%)
Corporate and Other	(7.5)	(85.9%)
Total Operating Income	**$ 40.5**	**(17.1%)**

Key sales highlights:

- Sales growth of 4%
- Gains across all three segments, led by 13% increase in Metal Treatment segment
- Solid growth in commercial markets led by commercial aerospace and power generation
- Higher aerospace defense sales offset by lower ground and naval defense

Key operating income highlights:

- Adjusted operating income* increased 10%, led by strong 25% growth in Motion Control
- Adjusted operating margin* was 10.3%, up 60 bps from prior year
- Reported operating income impacted by AP1000 strategic investments, segment restructuring and cost reduction activities, and higher costs on long-term contracts in oil and gas market
- Higher pension and medical costs

* Adjusted operating income and margin exclude 2Q'12 segment restructuring charges and AP1000 strategic investments

Second Quarter 2012 Operating Income Drivers

	2Q'12 Reported	AP1000 & Restruct. Charges	2Q'12 Adjusted Excl. Charges	% Change vs. 2Q'11
Flow Control	$18.6	$7.8	$26.4	(1%)
Motion Control	$23.5	$0.5	$24.0	28%
Metal Treatment	$5.9	$5.2	$11.2	46%
Corp & Other	($7.5)	-	($7.5)	(86%)
Total	**$40.5M**	**$13.5M**	**$54.1M**	**10.3%**

Key Positives

- Solid performance in Motion Control (+25% reported) due to higher sales volumes, cost reduction efforts and benefits of prior restructuring initiatives
- Strong growth in Metal Treatment (ex-restructuring) with 46% increase in operating income led by growth in commercial markets (15.8% adjusted operating margin and 360 basis points improvement)
- Benefiting from ongoing ramp up in commercial aircraft production rates

Key Challenges

- Flow Control:
  - AP1000 strategic investments
  - Higher long-term contract costs / expected initial lower margins for super vessel business in oil & gas market
  - Slow recovery of large, international capital projects in oil & gas market

Second Quarter 2012 End Markets Summary

Defense



Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Naval Defense 17%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 17%
Power Gen 20%

Note: Percentages in chart relate to second quarter 2012 sales.

Key Positives

- Increased sales on military helicopters (particularly Blackhawk) and P-8 Poseidon
- Solid demand on DDG-51 destroyer program
- Higher turret drive and ammunition handling systems to international ground defense customers
- Higher coatings sales in aerospace defense

Key Challenges

- Lower overall naval defense sales due to timing on long-term contracts on VA class submarine; completion of EMALS and AAG programs
- Decreased sales on Abrams and various ground defense programs
- Transition from development to production phase on Global Hawk (aerospace defense)
- Lower comparable sales on V-22 and F-16 programs

Second Quarter 2012 End Markets Summary

Commercial


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
5%
Naval
Defense
17%
Other
Defense &
Gov't.
1%
Gen Industry
13%
Comm Aero
17%
Power Gen
20%

Key Positives

- Commercial markets up 9%
- Benefiting from ongoing ramp up in commercial aircraft production rates
- Increased revenues for U.S. and China AP1000 reactor projects
- Higher aftermarket demand for existing international nuclear operating reactors
- Modest demand for products supporting U.S. automotive industry

Key Challenges

- Slow recovery of large, international capital projects in oil & gas market
- Domestic nuclear operating reactors experienced a modest decline as plant operators prepare for new NRC regulations
- Lower comparable sales in HVAC

Note: Percentages in chart relate to second quarter 2012 sales.

2012E Market Outlook (as of August 2, 2012)

Management Guidance	FY2012E (Prior)	FY2012E (Current)
Aero Defense	2 - 4%	2 - 4%
Ground Defense	(2) - (4%)	(12) - (14%)
Naval Defense	3 - 5%	6 - 8%
Total Defense Including Other Defense	**3 - 5%**	**2 - 4%**
Commercial Aero	18 - 20%	18 - 20%
Oil & Gas	7 - 9%	3 - 5%
Power Generation	18 - 20%	15 - 17%
General Industrial	6 - 8%	1 - 3%
Total Commercial	**13 - 15%**	**10 - 12%**
Total Curtiss-Wright	**9 - 11%**	**7 - 9%**

Note: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business from current and prior year results.

2012E Financial Outlook (as of August 2, 2012)

Management Guidance	FY2012E (Prior)	FY2012E (Current)
Total Sales	$2,190 - 2,230M 9% - 11%	$2,150 - 2,190M 7% - 9%
Flow Control	$1,170 - 1,180M 10% - 11%	$1,160 - 1,170M 9% - 10%
Motion Control	$750 - 770M 6% - 8%	$720 - 740M 1% - 4%
Metal Treatment	$270 - 280M 9% - 13%	$270 - 280M 9% - 13%
Operating Income CW Margin	$213 - 221M 9.7% - 9.9%	$207 - 215M 9.6% - 9.8%
Flow Control Margin	$119 - 122M 10.2% - 10.3%	$111 - 114M 9.6% - 9.7%
Motion Control Margin	$100 - 103M 13.3% - 13.4%	$100 - 103M 13.8% - 13.9%
Metal Treatment Margin	$26 - 28M ** 9.8% - 10.0%	$29 - 31M ** 10.9% - 11.1%
Corporate and Other	~$32M	~$33M

Full year amounts may not add due to rounding.

Notes: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business and the related gain on sale.

2012E Metal Treatment Pro Forma Reconciliation

(as of August 2, 2012)

Pro-forma adjustment excluding restructuring from current year results:*

	2012 Guidance (as of August 2)	Pro Forma 2012 ex. Restructuring	2011 FY (Continuing Operations)	% Growth
Sales	$270 - 280M	$270 - 280M	$247M	9 - 13%
Operating Income	$29 - 31M	$41 - 43M	$33M	24 - 30%
Operating Margin (%)	*10.9 - 11.1%*	*15.3 - 15.5%*	*13.3%*	200 - 220bps

*Pro forma adjustment excludes the Metal Treatment segment's restructuring charge of $12.4 million from our 2012 results.

2012E Financial Outlook (as of August 2, 2012)

Management Guidance	FY2012E (Prior Qtr.)	FY2012E (Current)
Operating Income Growth rate	$213 - 221M 10% - 14%	$207 - 215M 7% - 11%
Pension Expense	~$26.5M	~$27.0M
Interest Expense	$32 - 33M	$32 - 33M
Diluted EPS	$2.58 - 2.68	$2.50 - 2.60
Diluted Shares Outstanding	47.8M	47.8M
Effective Tax Rate	32.0%	32.0%
Free Cash Flow (1)	$80 - 90M	$80 - 90M
Depreciation & Amortization	$100 - 105M	$100 - 105M
Capital Expenditures	$85 - 90M	$85 - 90M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $48 million to the Curtiss-Wright Pension Plan and $32 million in interest payments in 2012.

Notes: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business and the related gain on sale.

Outlook for 2012 and Closing Comments

- Expecting solid growth in Sales, Operating Income and Adjusted EPS
- Positioned for solid growth organically and through strategic acquisitions
- Strong performances anticipated in commercial aerospace and power generation markets
- Continued expectations for modest growth in defense business despite pending impacts to industry
- Implementation of restructuring and cost reduction activities will provide improved profitability in 2012 and future years

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended June 30,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss - Wright		
	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg
Sales															
Organic	$ 268.3	$ 261.9	2%	$ 172.1	$ 176.5	(3%)	$ 67.7	$ 62.6	8%	$ -	$ -		$ 508.1	$ 500.9	1%
Incremental [1]	8.0 [2]	4.7 [4]		10.9 [2]	-		4.4 [2]	-		-	-		23.2 [2]	4.7 [4]	
Foreign Currency Fav (Unfav) [3]	(1.6)	-		(1.8)	-		(1.5)	-		-	-		(4.9)	-	
Total	$ 274.7	$ 266.6	3%	$ 181.1	$ 176.5	3%	$ 70.6	$ 62.6	13%	$ -	$ -		$ 526.4	$ 505.7	4%
Operating Income															
Organic	$ 18.0	$ 26.6	(32%)	$ 19.9	$ 18.8	6%	$ 5.9	$ 7.6	(23%)	$ (7.5)	$ (4.1)	(84%)	$ 36.4	$ 49.0	(26%)
OI Margin %	*6.7%*	*10.2%*	(350)bps	*11.5%*	*10.7%*	80bps	*8.7%*	*12.2%*	(350)bps				*7.2%*	*9.8%*	(260)bps
Incremental [1]	0.7 [2]	(0.1) [4]		2.6 [2]	-		0.3 [2]	-		-	-		3.5 [2]	(0.1) [4]	
Foreign Currency Fav (Unfav) [3]	(0.1)	-		1.1	-		(0.3)	-		(0.1)	-		0.7	-	
Total	$ 18.6	$ 26.5	(30%)	$ 23.5	$ 18.8	25%	$ 5.9	$ 7.6	(22%)	$ (7.5)	$ (4.1)	(86%)	$ 40.5	$ 48.9	(17%)
OI Margin %	*6.8%*	*10.0%*	(320)bps	*13.0%*	*10.7%*	230bps	*8.4%*	*12.2%*	(380)bps				*7.7%*	*9.7%*	(200)bps

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT), October 11, 2011 acquisition of South Bend Controls, July 28, 2011 acquistion of ACRA Control, Limited (ACRA), July 22, 2011 acquistion of IMR Test Labs.

(3) Organic results exclude the effects of current period foreign currency translation.

(4) We sold our Legacy business on July 22, 2011. The three months and six months ended June 30, 2011 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

Note: Amounts may not add due to rounding

2Q 2012 Segment Review – Flow Control


Oil & Gas
21%
Naval
Defense
30%
Gen Industrial
10%
Comm Aero
3%
Power Gen
36%

Segment Sales: $275 M

2Q 2012 Segment Review – Motion Control



Comm Aero 30%
Aero Defense 40%
Gen Industrial 9%
Other Defense & Gov't. 3%
Naval Defense 4%
Ground Defense 14%

Segment Sales: $181 M

2Q 2012 Segment Review – Metal Treatment



Comm Aero
39%
Gen Industrial
34%
Other
Defense &
Gov't.
2%
Aero Defense
14%
Power Gen
7%
Oil & Gas
4%

Segment Sales: $71 M